UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2010

ARGAN, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-31756	13-1947195
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Church Street, Suite 201, Rockville, MD	20850
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 315-0027

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

Argan Inc.’s (“Argan”) wholly-owned subsidiary, Gemma Power Systems, has been selected by GDF Suez Plainfield Renewable Company LLC (“GDF Suez”) to perform preliminary project services for the design and construction of an approximately 38 MW biomass electric generating facility. The preliminary project services include early engineering and geotechnical studies to be prepared in anticipation of a Notice to Proceed in April 2010. The biomass facility would have a planned completion date of June 2012.

Argan hopes to complete the negotiation of an Engineering, Procurement and Construction (EPC) contract with GDF Suez in March and receive the Full Notice to Proceed by April 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGAN, INC.

Date: February 16, 2010	By:	/s/ Arthur F. Trudel
Arthur F. Trudel Senior Vice President and Chief Financial Officer